POWER OF ATTORNEY

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK

Gumer C. Alvero Michael J. Pelzel Jason J. Poor Stephen P. Blaske Mark Gorham Diana M. Marchesi	Karen M. Bohn Ronald L. Guzior Shweta Jhanji Brian E. Hartert Gregg L. Ewing

Do hereby jointly and severally authorize Nicole D. Wood and Paula J. Minella to sign as their attorneys-in-fact and agents any and all documents (i.e., Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief) on behalf of the registrants reflected in the attached list that have been filed with the Securities and Exchange Commission by RiverSource Life Insurance Co. of New York pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, by means of the Security and Exchange Commission’s electronic disclosure system known as EDGAR or otherwise; and to file the same, with any amendments thereto and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and do hereby ratify such signatures heretofore made by such persons.

It is expressly understood by the undersigned that all to whom this Power of Attorney is presented are hereby authorized to accept a copy, photocopy or facsimile of this authorization with the same validity as the original.

This Power of Attorney may be executed in any number of counterpart copies, each of which shall be deemed an original and all of which, together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

Dated January 11, 2022

/s/ Gumer C. Alvero	/s/ Karen M. Bohn
Gumer C. Alvero Chairman, President and Chief Executive Officer	Karen M. Bohn Director

/s/ Michael J. Pelzel	/s/ Ronald L. Guzior
Michael J. Pelzel Senior Vice President – Corporate Tax	Ronald L. Guzior Director

/s/ Jason J. Poor	/s/ Shweta Jhanji
Jason J. Poor Director and Vice President-Operations	Shweta Jhanji Senior Vice President and Treasurer

/s/ Stephen P. Blaske	/s/ Brian E. Hartert
Stephen P. Blaske Senior Vice President and Chief Actuary	Brian E. Hartert Director

/s/ Mark Gorham	/s/ Gregg L. Ewing
Mark Gorham Director, Vice President – Insurance Product Development	Gregg L. Ewing Vice President, Chief Financial Officer and Controller

/s/ Diana M. Marchesi
Diana M. Marchesi Director

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK

REGISTERED VARIABLE ANNUITY/LIFE INSURANCE PRODUCTS

	1933 Act No.	1940 Act No.
RiverSource of New York Variable Annuity Account 1		811-07475
Privileged Assets Select Annuity	333-139767

RiverSource of New York Variable Annuity Account 2		811-07511
RiverSource Personal Portfolio Plus 2/RiverSource Personal Portfolio	333-139772
RiverSource Endeavor Select Variable Annuity	333-139764
RiverSource FlexChoice Select Variable Annuity	333-144422
RiverSource Innovations Select Variable Annuity	333-139764
RiverSource Innovations Variable Annuity	333-139764

RiverSource of New York Account 4		811-3500
RiverSource Variable Retirement & Combination Annuities	2-78194
RiverSource Employee Benefit Annuity	33-52567
RiverSource Flexible Annuity	33-4174

RiverSource of New York Account 7		811-4913
Life Vest Single Premium Variable Life Insurance Policy	33-10334

RiverSource of New York Account 8		811-05213
RiverSource Succession Select Variable Life Insurance	333-42257
RiverSource Variable Universal Life Insurance	33-15290
RiverSource Variable Second-To-Die Life Insurance	333-42257
RiverSource Variable Universal Life Insurance III	333-44644
RiverSource Variable Universal Life IV/RiverSource Variable Universal Life IV – Estate Series	333-44644
RiverSource Variable Universal Life 5/RiverSource Variable Universal Life 5 – Estate Series	333-183262
RiverSource Variable Universal Life 6 Insurance	333-227507

RiverSource of New York Variable Annuity Account		811-07623
RiverSource Flexible Portfolio Annuity	333-03867
RiverSource Retirement Advisor Variable Annuity	333-91691
RiverSource Retirement Advisor Advantage Variable Annuity/RiverSource Retirement Advisor Select Plus Variable Annuity	333-91691
RiverSource Retirement Advisor Advantage Plus Variable Annuity/RiverSource Retirement Advisor Select Plus Variable Annuity	333-91691
RiverSource Retirement Advisor 4 Advantage Plus Variable Annuity/RiverSource Retirement Advisor 4 Select Plus Variable Annuity/RiverSource Retirement Advisor 4 Access Variable Annuity	333-91691
RiverSource RAVA 5 Advantage Variable Annuity/RAVA 5 Select Variable Annuity/RAVA 5 Access Variable Annuity (offered for contract applications signed prior to 4/30/2012)	333-91691
RiverSource RAVA 5 Advantage Variable Annuity/RAVA 5 Select Variable Annuity/RAVA 5 Access Variable Annuity (offered for contract applications signed on or after 4/30/2012 but prior to 4/29/2013)	333-179335
RiverSource RAVA 5 Advantage Variable Annuity/RAVA 5 Select Variable Annuity/RAVA 5 Access Variable Annuity (offered for contract applications signed on or after 4/29/2013)	333-186220
RiverSource RAVA 5 Choice Variable Annuity	333-229361
RiverSource RAVA 5 Advantage Variable Annuity (offered for contract applications signed on or after 4/29/2019)	333-230375

	1933 Act No.	1940 Act No.
RiverSource RAVA 5 Access Variable Annuity (offered for contract applications signed on or after 6/19/2020)	333-237300

Form N-4 Registration Statements to be filed in 1Q 2022 for two new annuity contracts under the RiverSource RAVA Series line of variable annuity products:
RiverSource RAVA Apex NY Variable Annuity	333-262387
RiverSource RAVA Vista NY Variable Annuity	333-262389

RiverSource of New York Account SBS		811-6560
RiverSource Symphony Annuity	33-45776